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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. e20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                          Date of Report: July 15, 2009


                        LEGACY TECHNOLOGY HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


         Colorado                             000-50294             84-1426725
-------------------------------------        -----------------   ---------------
  (State or other jurisdiction of           (Commission File    (IRS Employer
           incorporation)                    Number)           Identification
                                                                   Number)

                       7609 Ralston Road, Arvada, CO 80002

               (Address of Principal Executive Offices) (Zip Code)



                                 (303) 422-8127
               Registrant's telephone number, including area code


                172 Stanwell Street, Colorado Springs, CO 80906

          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                         SECTION 5 - CORPORATE GOVERANCE

ITEM 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignations

As previously filed on July 8, 2009, Mr. David Kutchinski resigned as the Chief Executive Officer and Director of Legacy Technology Holdings, Inc. (the Company). In addition, Messers. Mike Pick and Robert Thompson, resigned as directors of the Company.

Appointments

Chief Executive Officer & Director

On July 9, 2009, Mr. Larry Henson was appointed the Chief Executive Officer and a Director of the Company.

The biographical information on the new officer and director is a follows:

Larry Henson, Graduated from the University of Georgia with a BBA in Marketing and Accounting in 1970. He has been a Licensed General Contractor in Florida since 1973. Having built and developed properties in FL, GA and SC.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                   LEGACY TECHNOLOGY HOLDINGS, INC.



                                   By: /s/Larry Henson
                                   -------------------
                                          Larry Henson, President and
                                          Chief Executive Officer


Date: July 24, 2009